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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 25, 2002

                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                            dated as of July 1, 2002
                          providing for the issuance of

                                  $563,150,667

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-S5

      Delaware                333-77026             94-2528990

      (State or other         (Commission           (IRS Employer
      jurisdiction of         File Number)          Identification
      Incorporation)                                Number)


                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555






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Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignations of Registrant's Directors. Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

         7.1 Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of July 1, 2002.

         The definition of Class Y Principal Reduction Amounts, included as Appendix 1 to the Pooling and Servicing Agreement, and the Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, have been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or State Street Bank and Trust Company by contacting, in the case of Washington Mutual Mortgage Securities Corp.,

                           Laura Kelsey
                           Master Servicing Department
                           Washington Mutual Mortgage Securities Corp.
                           75 N. Fairway Drive, VHF2A01
                           Vernon Hills, IL 60061
                           Telephone: (847) 393-5198
                           Facsimile: (847) 549-2997


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                  in the case of State Street Bank and Trust Company,

                           Clare M. O'Brien
                           Global Investor Services Group
                           Corporate Trust
                           State Street Bank and Trust Company
                           2 Avenue de Lafayette
                           Boston, MA 02111-1724
                           Telephone: (617) 662-1156
                           Facsimile: (617) 662-1435

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2002


                                      WASHINGTON MUTUAL MORTGAGE SECURITIES
                                      CORP.
                                      (Registrant)

                                      By: /s/ Thomas G. Lehmann
                                      -----------------------------------
                                      Thomas G. Lehmann
                                      First Vice President and
                                      General Counsel
                                      (Authorized Officer)